UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2013

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 5, 2013, Tom Marra, president and chief executive officer, and Margaret Meister, executive vice president and chief financial officer of Symetra Financial Corporation (the “Company”) will host a conference call to discuss the Company’s financial results for the fiscal quarter and full year ended December 31, 2012, as well as its 2013 earnings outlook and share repurchase authorization. A slide presentation relating to the information to be presented during the conference call is included as Exhibit 99.1 and is incorporated herein by reference. The slide presentation also will be posted on the Company’s website, www.symetra.com, under the tab entitled “Investor Relations.”

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Certain of the statements included in this Form 8-K and its exhibits constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include operating earnings guidance and other statements regarding our expectations, assumptions and beliefs. Without limiting or superseding the foregoing, the text of slide 2 of Exhibit 99.1, entitled “Forward-Looking Statements,” is incorporated by reference into this item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slide presentation of fourth quarter and full year ended December 31, 2012 results and 2013 Outlook Conference Call, dated February 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President, General Counsel and Secretary

Date: February 5, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Slide presentation of fourth quarter and full year ended December 31, 2012 results and 2013 Outlook Conference Call, dated February 5, 2013.